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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                AUGUST 10, 2001
               Date of Report (Date of earliest event reported)

                          SABRE HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)

          DELAWARE                   1-12175                     75-2662240
(State or other jurisdiction   (Commission File No.)           (IRS Employer
      of incorporation)                                      Identification No.)

                              4255 AMON CARTER BLVD.
                             FORT WORTH, TEXAS 76155
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (817) 963-6400

                                 NOT APPLICABLE
        (Former name or former address, if changed since last report.)

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ITEM 9.  REGULATION FD DISCLOSURE.

    On August 10, 2001, Registrant will distribute "The Edge" to the public and the investment community. The Edge is a periodic newsletter for the investment community that is designed to provide updates regarding events and developments affecting the Registrant, as well as the Registrant's revenue and earnings outlook. The current edition of The Edge will be available on the "Investor Relations" section of Registrant's Web site at www.sabre.com beginning on August 10, 2001.

    This issue of The Edge addresses the closing of Sabre's previously announced multi-billion dollar transaction with EDS on July 2, 2001, Sabre's partnering with and investment in Karavel.com, and Sabre's agreement with El Al Israel Airlines to form a joint venture company to market a travel distribution system and technology services in Israel. This issue also highlights innovative developments on Sabre Virtually There and other customer service technologies. The Edge also highlights the recently announced new management team for Sabre's Airline Solutions business unit, as well as previously announced new customers for Airline Solutions. The Edge also notes awards and honors recently received by Sabre and Travelocity.com.

    This issue of The Edge also summarizes financial highlights for the second quarter of 2001 and Sabre's most recent regional bookings share. This issue also gives management's financial outlook for the third and fourth quarters of 2001 and for the full year 2001.

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

    Statements in this report, and in the Company's news releases, analyst newsletters, conference calls, web sites, and elsewhere, which are not purely historical facts, including the Company's forecasted revenues and earnings, future bookings outlook, technology adoption rates, or other statements about the Company 's anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements.

    All forward-looking statements are based upon information available to the Company on the date the statements are first published. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

    Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: proposed transactions not being completed; integration and migration of IT operations by the Company and EDS; competition from established and emerging travel distribution channels; travel agency consolidation and increased competition for travel agency subscribers; airlines limiting their participation in travel marketing and distribution services; changes in relationships with principal customers; rapid technological changes; systems failures or constraints and business interruptions; and revenues being highly dependent on the travel and transportation industries.

    Further information regarding factors that could affect the Company's financial and other results can be found in the risk factors section of the Company's most recent filing on Form 10-Q with the Securities and Exchange Commission.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SABRE HOLDINGS CORPORATION



                                       By:  /s/ James F. Brashear
                                          ---------------------------------
                                       Name:   James F. Brashear
                                       Title:  Corporate Secretary

Date: August 10, 2001